                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       OWENS-ILLINOIS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     [LOGO]

                              OWENS-ILLINOIS, INC.

                           NOTICE AND PROXY STATEMENT

                                      FOR

                       THE ANNUAL MEETING OF SHARE OWNERS

                                   TO BE HELD

                            WEDNESDAY, MAY 14, 1997

                             YOUR VOTE IS IMPORTANT

    PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                              OWENS-ILLINOIS, INC.
                                  ONE SEAGATE
                               TOLEDO, OHIO 43666
                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS
                              -------------------

Dear Share Owner:

    You are cordially invited to attend the Annual Meeting of Owens-Illinois' share owners which will be held on Wednesday, May 14, 1997, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio for the purpose of considering and voting upon the following matters:

    1.  The election of three directors for a term of three years.

    2. The approval of an amendment to the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc.

    3.  The approval of the 1997 Equity Participation Plan of Owens-Illinois,
       Inc.

    4. Such other business as may properly be presented for action at the meeting or any adjournment thereof.

    Enclosed is a Proxy Statement which provides information concerning the Company, the Board of Directors' nominees for election as directors and the other matters to be considered at the Annual Meeting. Also enclosed is a copy of the Company's Annual Report which describes the results of our operations during 1996 and provides other information about the Company which will be of interest.

    The Board of Directors fixed the close of business on March 17, 1997, as the record date for the determination of share owners owning the Company's Common Stock, par value $.01 per share, entitled to notice of and to vote at the Annual Meeting.

    Enclosed is a proxy card which provides you with a convenient means of voting on the matters to be considered at the meeting whether or not you attend the meeting in person. All you need do is mark the proxy card to indicate your vote, sign and date the card, then return it in the enclosed envelope as soon as conveniently possible. If the shares are held in more than one name, all holders of record should sign. If you desire to vote for all of the Board of Directors' nominees and in favor of each of the other matters to be considered at the meeting, you need not mark your votes on the proxy card but need only sign and date it and return it in the enclosed envelope.

    Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

                                          By order of the Board of Directors,

                                          JOSEPH H. LEMIEUX
                                          Chairman of the Board

                                          Thomas L. Young
                                          Secretary
March 31, 1997
Toledo, Ohio

                              OWENS-ILLINOIS, INC.
                                  ONE SEAGATE
                               TOLEDO, OHIO 43666

                              -------------------
             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHARE OWNERS
                            TO BE HELD MAY 14, 1997
                            ------------------------

    The Annual Meeting of the share owners of Owens-Illinois, Inc. (herein called the "Company") will be held on Wednesday, May 14, 1997, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio. At the Annual Meeting, share owners will elect three directors for a term of three years, and consider the approval of the amendment to the Second Amended and Restated Stock Option Plan for Key Employees and the approval of the 1997 Equity Participation Plan as more fully described below.

    This Proxy Statement has been prepared in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting and provides information concerning the persons nominated by the Board of Directors for election as directors and the other matters to be voted on, and other information relevant to the Annual Meeting. The Company intends to commence distribution of this Proxy Statement and the materials which accompany it on or about March 31, 1997.

    The record of share owners entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on March 17, 1997 (the "record date"), and each share owner will be entitled to vote at the meeting any shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), held of record at the record date.

    Each share owner of record is requested to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope. The proxy card lists each person nominated by the Board of Directors for election as director. Proxies duly executed and received in time for the meeting will be voted in accordance with share owners' instructions. If no instructions are given, proxies will be voted (a) to elect Joseph H. Lemieux, Henry R. Kravis and Michael W. Michelson as directors of the Company for a term of three years, (b) for the approval of the amendment to the Second Amended and Restated Stock Option Plan for Key Employees, (c) for the approval of the 1997 Equity Participation Plan and (d) in the discretion of the proxy holders as to any other business which may properly come before the meeting.

                             ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes as nearly equal in size as practicable. Each class holds office until the third Annual Meeting for selection of directors following the election of such class. The Board of Directors of the Company (the "Board") currently consists of eleven members, three of whom are Class III directors whose terms expire at this year's Annual Meeting, four of whom are Class I directors whose terms expire at the 1998 Annual Meeting, and four of whom are Class II directors whose terms expire at the 1999 Annual Meeting. All of the eleven directors listed herein, including the nominees, have served as directors since the last Annual Meeting.

    The Board has nominated three persons for election as Class III directors to serve for a three-year term expiring in 2000 and until their successors have been elected and qualified. The three nominees of the

Board are Joseph H. Lemieux, Henry R. Kravis and Michael W. Michelson, each of whom is currently serving as a director of the Company. If for any reason any of them should be unavailable to serve, proxies solicited hereby may be voted for a substitute as well as for the other nominees. The Board, however, expects all nominees to be available.

    The nominees and the directors whose terms of office continue after this year's Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

       THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHARE OWNERS
                 VOTE FOR THE THREE NOMINEES IDENTIFIED BELOW.

                      CLASS III: NOMINEES FOR 3-YEAR TERM

Joseph H. Lemieux                                                         Director since
Chairman of the Board and                                                 1987
Chief Executive Officer                                                   Age 66
Owens-Illinois, Inc.

Mr. Lemieux has been Chairman of the Board of the Company since 1991 and Chief Executive Officer of the Company since 1990. Mr. Lemieux was President and Chief Operating Officer of the Company and its predecessor from 1986 to 1990. Mr. Lemieux is a director of Health Care and Retirement Corporation, National City Corporation, National City Bank, Northwest, and Owens-Illinois Group, Inc. He is chairman of the Executive Committee.

Henry R. Kravis                                                           Director since
Managing Member of KKR & Co. L.L.C.,                                      1987
the general partner of                                                    Age 53
Kohlberg Kravis Roberts & Co., L.P.

Mr. Kravis is a Founding Partner of Kohlberg Kravis Roberts & Co., L.P. and, effective January 1, 1996, he became a managing member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Kravis also is a general partner of KKR Associates, L.P. Mr. Kravis is a director of AutoZone, Inc., Borden, Inc., Bruno's, Inc., Evenflo & Spalding Holdings Corporation, Flagstar Companies, Inc., Flagstar Corporation, The Gillette Company, IDEX Corporation, K-III Communications Corp., Merit Behavioral Care Corporation, Newsquest Capital plc, Safeway Inc., Southeby's Holdings, Inc., Union Texas Petroleum Holdings, Inc., World Color Press, Inc. and Owens-Illinois Group, Inc.

Michael W. Michelson                                                      Director since
Member of KKR & Co. L.L.C.,                                               1987
the general partner of                                                    Age 45
Kohlberg Kravis Roberts & Co., L.P.

Mr. Michelson has been a member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. since January 1, 1996. Prior thereto, he was a general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Michelson also is a general partner of KKR Associates, L.P. Mr. Michelson is a director of AutoZone, Inc., Doubletree Corporation, Union Texas Petroleum Holdings, Inc. and Owens-Illinois Group, Inc. He is chairman of the Compensation Committee and a member of the Executive Committee.

                         CLASS I: TERM EXPIRES IN 1998

Lee A. Wesselmann                                                         Director since
Senior Vice President and                                                 1988
Chief Financial Officer                                                   Age 61
Owens-Illinois, Inc.

Mr. Wesselmann has been Senior Vice President and Chief Financial Officer and a director of the Company since 1988. He previously served with the Company as Secretary (1988-1990), and Vice President and Comptroller (1984-1988). Mr. Wesselmann is a director of Owens-Illinois Group, Inc. He is a member of the Executive Committee.

James H. Greene, Jr.                                                      Director since
Member of KKR & Co. L.L.C.,                                               1987
the general partner of                                                    Age 46
Kohlberg Kravis Roberts & Co., L.P.

Mr. Greene was a general partner of Kohlberg Kravis Roberts & Co., L.P. from January 1, 1993 until January 1, 1996, when he became a member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene has been a general partner of KKR Associates, L.P. since January 1, 1993, and prior thereto was a limited partner of KKR Associates, L.P. and an executive of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene is a director of Bruno's Inc., Safeway Inc., Union Texas Petroleum Holdings, Inc., The Vons Companies, Inc. and Owens-Illinois Group, Inc. He is a member of the Executive and Compensation Committees.

George R. Roberts                                                         Director since
Managing Member of KKR & Co. L.L.C.,                                      1987
the general partner of                                                    Age 53
Kohlberg Kravis Roberts & Co., L.P.

Mr. Roberts is a Founding Partner of Kohlberg Kravis Roberts & Co., L.P. and, effective January 1, 1996, he became a managing member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Roberts also is a general partner of KKR Associates, L.P. Mr. Roberts is a director of AutoZone, Inc., Borden, Inc., Bruno's, Inc., Evenflo & Spalding Holdings Corporation, Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., Merit Behavioral Care Corporation, Newsquest Capital, plc, Safeway Inc., Union Texas Petroleum Holdings, Inc., World Color Press, Inc. and Owens-Illinois Group, Inc.

    Messrs. Kravis and Roberts are first cousins.

Robert J. Dineen                                                          Director since
Chairman of the Board of Directors                                        1994
Layne Christensen Company                                                 Age 67

Mr. Dineen has been Chairman of the Board of Directors of Layne Christensen Company since 1992. Prior to 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company for more than five years. Mr. Dineen is a director of Layne Christensen Company, Kansas City Power & Light Company and Owens-Illinois Group, Inc. He is a member of the Audit Committee.

                         CLASS II: TERM EXPIRES IN 1999

Edward A. Gilhuly                                                         Director since
Member of KKR & Co. L.L.C.,                                               1987
the general partner of                                                    Age 37
Kohlberg Kravis Roberts & Co., L.P.

Mr. Gilhuly was a general partner of Kohlberg Kravis Roberts & Co., L.P. from January 1, 1995 until January 1, 1996, when he became a member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Gilhuly has been a general partner of KKR Associates, L.P. since January 1, 1995, and prior thereto was a limited partner of KKR Associates, L.P. and an executive of Kohlberg Kravis Roberts & Co., L.P. Mr. Gilhuly is a director of Doubletree Corporation, Layne Christensen Company, Merit Behavioral Care Corporation, Union Texas Petroleum Holdings, Inc., and Owens-Illinois Group, Inc. He is a member of the Executive, Compensation and Audit Committees.

Robert J. Lanigan                                                         Director since
Chairman Emeritus                                                         1987
                                                                          Age 69

Mr. Lanigan was the Chairman of the Board of Directors of the Company from 1984 to 1991 and the Chief Executive Officer of the Company from 1984 to 1990. Mr. Lanigan is a director of Chrysler Corporation, Cognizant Corporation, The Coleman Company, Inc., The Dun and Bradstreet Corporation, Sonat, Inc., Transocean Offshore Drilling, Inc. and Owens-Illinois Group, Inc.

Robert I. MacDonnell                                                      Director since
Member of KKR & Co. L.L.C.,                                               1987
the general partner of                                                    Age 59
Kohlberg Kravis Roberts & Co., L.P.

Mr. MacDonnell has been a member of the limited liability company which is the general partner of Kohlberg Kravis Roberts & Co., L.P. since January 1, 1996. Prior thereto, he was a general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. MacDonnell also is a general partner of KKR Associates, L.P. Mr. MacDonnell is a director of AutoZone, Inc., Safeway Inc., The Vons Companies, Inc. and Owens-Illinois Group, Inc.

John J. McMackin, Jr.                                                     Director since
Member                                                                    1994
Williams & Jensen, P.C.                                                   Age 45

Mr. McMackin has been a member of Williams & Jensen for more than five years. Mr. McMackin is a director of Owens-Illinois Group, Inc. He is a member of the Audit Committee.

FUNCTIONS OF THE BOARD AND ITS COMMITTEES

    The Board has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance.

    Important functions of the Board are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws, the Board as a whole appoints the members of each committee each year at its first meeting following the Annual Meeting. The Board may, at any time, change the authority or responsibility delegated to any committee. There are three regularly constituted committees of the Board: the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a nominating committee or any regularly constituted committee performing the functions of such a committee.

    The Executive Committee is empowered to exercise the authority of the Board in the management of the Company between meetings of the Board, except that the Executive Committee may not fill vacancies on the Board, appoint or remove officers, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees.

    The Audit Committee recommends to the Board the firm of independent auditors to audit the Company's financial statements for each fiscal year; reviews with the independent auditors the general scope of this service; reviews the nature and extent of the non-audit services performed by the independent auditors; and consults with management on the activities of the Company's independent auditors and the Company's internal control structure.

    The Compensation Committee administers the Amended and Restated Stock Option Plan and certain other benefit plans of the Company and makes recommendations to the Board with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company.

    During 1996, the Board held three formal meetings and the Audit Committee held one formal meeting. The Executive Committee and the Compensation Committee held no meetings in 1996. During 1996, each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which he was a member, except Henry R. Kravis, Robert J. Lanigan and Robert I. MacDonnell. In addition to the formal meetings indicated above, the Board and the committees of the Board consulted frequently and often acted by written consent taken without a meeting.

           DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION

DIRECTOR COMPENSATION

    Directors of the Company who are not Company officers are paid a fee of $35,000 annually plus expenses associated with meetings of the Company's Board.

SUMMARY COMPENSATION TABLE

    The following table shows, for the years ended December 31, 1994, 1995 and 1996, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company (the "named executive officers") in all capacities in which they served.

                                                                            LONG TERM COMPENSATION
                                                                     -------------------------------------
                                        ANNUAL COMPENSATION                   AWARDS              PAYOUTS
                                  --------------------------------   -------------------------   ---------
                                                         OTHER       RESTRICTED    SECURITIES    LONG-TERM
                                                         ANNUAL        STOCK       UNDERLYING    INCENTIVE    ALL OTHER
         NAME AND                  SALARY    BONUS    COMPENSATION    AWARD(S)    OPTIONS/SARS    PAYOUTS    COMPENSATION
    PRINCIPAL POSITION      YEAR   ($)(1)    ($)(2)      ($)(3)         ($)          (#)(4)       ($)(5)        ($)(6)
--------------------------  ----  --------  --------  ------------   ----------   ------------   ---------   ------------
Joseph H. Lemieux.........  1996  $558,333  $750,000    $105,588(7)      $0          20,000      $453,600      $ 10,000
  Chairman and Chief        1995   540,000   620,000     126,105          0          20,000       417,555         8,500
  Executive Officer         1994   540,000   700,000     283,255          0          20,000       387,472       179,302
Lee A Wesselmann..........  1996   254,000   235,000      21,291          0          12,000       138,186         9,500
  Senior V.P. & Chief       1995   244,000   190,000      21,048          0          12,000       125,782         8,093
  Financial Officer         1994   244,000   215,000      16,473          0          10,000       116,546         7,364
Terry L. Wilkison.........  1996   240,000   220,000      24,957          0          15,000       104,198         9,500
  Executive V.P.            1995   230,000   190,000      15,396          0          15,000        94,852         7,700
                            1994   230,000   215,000      15,934          0          15,000        83,147         6,594
R. Scott Trumbull.........  1996   237,000   220,000      24,278          0          15,000       101,952         9,000
  Executive V.P.,           1995   225,000   200,000      28,682          0          15,000        92,790         7,500
  International Operations  1994   225,000   215,000      21,109          0          15,000        80,230         5,938
Thomas L. Young...........  1996   217,000   220,000      16,584          0          15,000        92,880         6,000
  Exec.                     1995   205,000   190,000      16,966          0          15,000        84,542         4,500
  V.P.-Administration,      1994   205,000   215,000      14,608          0          15,000        74,395         6,450
  Secretary & Gen. Counsel

------------------------------

(1) Includes amounts deferred at the election of the named executive officer pursuant to the salary reduction provisions of the Stock Purchase and Savings Program.

(2) The amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Senior Management Incentive Plan for the year indicated. Amounts, if any, deferred at the election of an executive officer are included in the year earned.

(3) The amounts disclosed in this column represent amounts reimbursed during the year for the payment of taxes.

(4) No SAR's were granted to any of the named executive officers during 1996.

(5) The amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Performance Award Plan for the year indicated. Amounts, if any, deferred at the election of an executive officer are included in the year earned.

(6) The amounts disclosed in this column for 1996 represent matching cash contributions by the Company to the Stock Purchase and Savings Program and the Executive Savings Plan, both defined contribution plans.

(7) The amount shown reflects $52,795 reimbursed to Mr. Lemieux in 1996 for the payment of taxes. The amount shown also reflects the value of certain perquisites provided by the Company to Mr. Lemieux totalling $52,793, of which $29,410 is attributable to his personal use of Company aircraft and $16,383 is attributable to his use of a leased automobile.

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

    The following table provides information on option grants in 1996 to the named executive officers.

                                                             % OF
                                         INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------
                                                             TOTAL
                                                         OPTIONS/ SARS                                    POTENTIAL REALIZABLE
                                           NUMBER OF      GRANTED TO                                        VALUE AT ASSUMED
                                           SECURITIES    EMPLOYEES IN                                         ANNUAL RATES
                                           UNDERLYING     FISCAL YEAR                                        OF STOCK PRICE
                                            OPTIONS/     -------------                                      APPRECIATION FOR
                                              SARS                       EXERCISE OR                         OPTION TERM(3)
                                            GRANTED                       BASE PRICE     EXPIRATION    ---------------------------
NAME                                         (#)(2)                         ($/SH)          DATE            5%            10%
----------------------------------------  ------------                   ------------   ------------   ------------   ------------
Joseph H. Lemieux.......................        20,000            3.7%   $      16.50       06/26/06   $    207,535   $    525,935
Lee A. Wesselmann.......................        12,000            2.2%          16.50       06/26/06        124,521        315,561
Terry L. Wilkison.......................        15,000            2.8%          16.50       06/26/06        155,651        394,451
R. Scott Trumbull.......................        15,000            2.8%          16.50       06/26/06        155,651        394,451
Thomas L. Young.........................        15,000            2.8%          16.50       06/26/06        155,651        394,451

------------------------

(1) No SAR's were granted to any of the named executive officers during 1996.

(2) Exercises of one-half of the options are permitted after each of the fifth and sixth anniversaries of the dates of the grant; provided, options shall become exercisable after the first anniversary of the date of the grant thereof at the time when the average fair market value per share (as evidenced by the closing price of the underlying stock on the principal exchange on which it is traded) for any period of 20 consecutive trading days (commencing after such first anniversary) is at least equal to the product of the fair market value per share on the date of grant times the amount shown below under "Stock Price Multiple" as to the percentage of the shares of stock initially subject to the option shown below under "Exercise Percentage."

  STOCK PRICE     RESULTING
   MULTIPLE      STOCK PRICE   EXERCISE PERCENTAGE
         120%     $   19.80                25%
         144%         23.76                50%
         172%         28.38                75%
         206%         33.99               100%

(3) Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Company's Common Stock increasing to $26.877 and $42.797, respectively.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
  FISCAL YEAR-END OPTION/SAR VALUES

    Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in 1996 and prior years to the named executive officers and held by them at December 31, 1996. None of the named executive officers exercised any stock options during 1996.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                               OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                                                              DECEMBER 31, 1996         AT DECEMBER 31, 1996(1)
                                                          --------------------------  ----------------------------
NAME                                                      EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------  -----------  -------------  -------------  -------------
Joseph H. Lemieux.......................................     790,306        138,750   $  13,032,307   $ 1,345,938
Lee A. Wesselmann.......................................     171,887         34,750       2,828,619       309,188
Terry L. Wilkison.......................................     174,381         48,750       2,767,138       442,188
R. Scott Trumbull.......................................     173,250         43,750       2,784,563       390,938
Thomas L. Young.........................................     110,812         43,750       1,676,288       390,938

------------------------

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on that date of $22.75.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The named executive officers are covered by the Company's Performance Award Plan ("PAP") under which eligible employees receive annual cash awards payable at the end of the three-year period covered by the grant of the award. Award payouts under PAP are based on the average annual attainment of the performance objectives set by the Compensation Committee of the Board. For the 1996-1998 award period, performance will be evaluated in comparison to the Company's attained levels of return on assets and earnings per share on an equally weighted basis relative to objectives for that period. The target amounts shown below are earned by Company performance at the level of 100% of the established objectives, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.

                                                                  PERFORMANCE
                                                                   OR OTHER
                                                                    PERIOD       ESTIMATED FUTURE PAYOUTS UNDER
                                                                     UNTIL        NON-STOCK PRICE-BASED PLANS
                                                                  MATURATION   ----------------------------------
     NAME                                                          OR PAYOUT    THRESHOLD     TARGET     MAXIMUM
----------------------------------------------------------------  -----------  -----------  ----------  ---------
Joseph H. Lemieux...............................................   1996-1998    $  87,000     $435,000        (1)

Lee A. Wesselmann...............................................   1996-1998       26,590      132,950        (1)

Terry L. Wilkison...............................................   1996-1998       20,096      100,480        (1)

R. Scott Trumbull...............................................   1996-1998       19,840       99,200        (1)

Thomas L. Young.................................................   1996-1998       18,160       90,800        (1)

------------------------

(1) The maximum dollar amount that may be earned under PAP is not capped.

PENSION PLANS

    The following table illustrates the estimated annual benefits payable under the Owens-Illinois Salary Retirement Plan (the "Retirement Plan") and nonqualified retirement plans in various average earnings classifications upon normal retirement at age 65:

                                                                       YEARS OF CREDITED SERVICE
                                                       ----------------------------------------------------------
           HIGHEST CONSECUTIVE THREE-YEAR
               AVERAGE ANNUAL EARNINGS                     20          25          30          35          40
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------
$ 200,000............................................  $   53,218  $   66,522  $   79,827  $   93,131  $  105,251
  400,000............................................     109,739     137,174     164,609     192,044     214,531
  600,000............................................     166,882     208,603     250,323     292,044     323,811
  800,000............................................     224,025     280,031     336,038     392,044     433,091
 1,000,000...........................................     281,168     351,460     421,752     492,044     542,371
 1,200,000...........................................     338,311     422,889     507,466     592,044     651,651
 1,400,000...........................................     395,454     494,317     593,181     692,044     760,931
 1,600,000...........................................     452,597     565,746     678,895     792,044     870,211

    The above pension table illustrates benefits calculated on a straight-life annuity basis, and reflects the greater of the regular benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit does not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

    The compensation covered by the plans under which the benefits are summarized in the table above equals the sum of base salary and Senior Management Incentive Plan payments, as reported in the Summary Compensation Table for the named executive officers for the last three fiscal years, and is equal to the highest three-year average of such amounts. At January 31, 1997, Mr. Lemieux had 39 years of credited service, Mr. Wesselmann had 36 years of credited service, Mr. Wilkison had 33 years of credited service, Mr. Trumbull had 25 years of credited service and Mr. Young had 20 years of credited service under the Retirement Plan. To the extent that benefits in the preceding table cannot, under the limitations of the Code, be provided under the Retirement Plan, such benefits will be provided under the Company's Supplemental Retirement Benefit Plan.

    EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with certain officers, including the named executive officers listed above, that entitle the participants to receive their base salaries and to participate in designated benefit plans of the Company. The agreements provide for termination of employment at any time, with or without cause, and the benefit plans designated therein and each employee's rights to receive salary and bonuses pursuant thereto are subject to modification by the Company in its sole discretion. Such employment agreements permit executive officers to take part in the Senior Executive Life Insurance Plan, whereby the Company purchases life insurance policies which are transferred to the participants subject, in part, to the executive agreeing not to compete with the Company.

CERTAIN TRANSACTIONS

    During 1996, the law firm of Williams & Jensen, P.C., of which Mr. McMackin is a member, received fees for legal services in connection with various matters. It is anticipated that the Company will continue to utilize the services of Williams & Jensen, P.C. on various Company matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    The following non-employee directors serve on the Compensation Committee of the Company's Board of Directors: Edward A. Gilhuly, James H. Greene, Jr. and Michael W. Michelson (chair). Until June, 1987, Mr. Gilhuly and Mr. Greene were officers of the Company. Messrs. Greene, Michelson and Gilhuly are members of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P., which provides management, consulting and financial services to the Company for an annual fee. In 1996 the payment for the management fee and expenses was $1,142,700. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operation, planning and financing of the Company and its subsidiaries, as needed from time to time.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Company's Board of Directors establishes the Company's policies regarding the compensation of its executive officers and other key managers, and oversees the compensation practices employed pursuant to those policies. The Committee also administers the Company's Stock Option Plan, the Performance Award Plan ("PAP"), and, with the Chief Executive Officer, the Senior Management Incentive Plan ("SMIP"). The Committee has direct responsibility for the compensation of the Chief Executive Officer.

    The Company's principal objective is to increase share owner value over time. The Committee's executive compensation policies are intended and structured to achieve this objective by emphasis on and adherence to the following principles: (1) focus on a significant equity orientation among executives to align their interests with those of all other share owners, (2) linkage of compensation with achievement of certain specific financial, strategic and operating goals which underlie long-term share owner value, (3) maintenance of plans which are competitive with those of other successful companies of comparable size, particularly those in the industries in which the Company competes, and (4) effective communication and straightforward administration of plans that are well understood and not unduly complex.

    The components of the Company's executive officer compensation are:

                  - Base Salary
                  - Annual Incentive
                  - Long-Term Incentives
                  - Benefits

    BASE SALARY. Base salaries are set at levels intended to be competitive with industrial companies of comparable size in a broad range of American industries, which the Committee believes are the Company's competitors for executive talent. The Committee reviews salaries annually and periodically provides salary adjustments based on competitive considerations. In 1996, Mr. Lemieux was granted a $20,000 increase in base salary, representing a 3.2% adjustment on an annualized basis.

    ANNUAL INCENTIVE. The Company's SMIP establishes target annual incentives for key executives in the form of a percentage of base salary (up to a maximum target incentive of 100% in the case of the Chief Executive Officer). The SMIP provides for annual incentive awards consisting of a corporate performance component based on the Company's attainment of an annual rate of return on net assets ("RONA") established by the Board as the performance objective for the year, an operating unit RONA performance component (for executive positions at the unit level), and a discretionary component. Each performance component and, in the aggregate, the discretionary components are contingent on the Company's attainment of the corporate RONA objective for the year.

    The SMIP establishes precise quantitative relationships between performance and payout percentages within defined minimum/maximum ranges. For any covered executive including the Chief Executive Officer, the maximum SMIP payment percentage under the Plan is 150% of his or her target incentive percentage.

    Based on the Company's RONA performance relative to its 1996 RONA objective, and further based on the Committee's evaluation of certain other performance factors relating to the Chief Executive Officer, Mr. Lemieux was granted an SMIP award of $750,000 in 1996.

    LONG-TERM INCENTIVES. There are two forms of long-term incentives utilized for key executives: PAP, which provides cash awards, and stock options granted pursuant to the Company's Stock Option Plan.

    The PAP establishes target cash awards for key executives based on a percentage of base salary at the time of the award (up to a maximum target award of 75% in the case of the Chief Executive Officer). The PAP is based on a three-year performance cycle. Award payouts are based on the average annual attainment of the performance objectives set by the Board for each year of each award period. The Board establishes the performance criteria under this Plan and sets the relative weighting where multiple criteria are applicable. For the 1995-97 and 1996-98 award periods, performance will be evaluated in comparison to the Company's attained levels of RONA and earnings per share on an equally weighted basis relative to objectives for these periods. Under the Plan, performance at the level of 100% of these established objectives results in a 100% payment of the PAP award, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.

    The Committee previously approved a PAP allotment to Mr. Lemieux for the 1994-96 award period of $420,000, and the Committee determined, in the manner described in the immediately preceding paragraph, that performance in 1994-96 award period relative to the RONA and earnings per share objectives established for this period warranted a 108% payout of Mr. Lemieux's 1994-96 PAP allotment.

    In 1996, the Committee approved a PAP allotment to Mr. Lemieux for the 1996-1998 award period of $435,000.

    The Company Stock Option Plan provides executives with the opportunity to acquire an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options only have value if the stock price appreciates from the date the options are granted. Furthermore, under the form of Stock Option Agreement currently approved by the Committee, exercisability of options is not available until the fifth year after the grant date unless exercisability has been accelerated by virtue of increase(s) in the Company stock price.

    Each year the Committee determines the total number of options to be awarded to all eligible key employees as a group. The Committee determined that in 1996 a pool approximately equal to .47% of the total number of outstanding shares of common stock of the Company was sufficient to achieve the overall goals of the plan. The number of options awarded to each eligible key employee, including the Chief Executive Officer and each executive officer, is based on the opportunity for such individual to enhance shareholder value through the effective performance of such individual's job responsibilities. Consideration is also given to the total number of options previously granted to such individual. In 1996, Mr. Lemieux was granted options on 20,000 shares.

    BENEFITS. Benefits offered to executive officers are essentially the same as those offered to all salaried employees of the Company. The level and nature of such benefits are reviewed from time to time to ensure that they are competitive, tax efficient, and otherwise appropriate in the judgment of the Committee.

    The Committee believes that the executive compensation policies and programs described above serve the interest of all share owners and the Company and substantially link the compensation of the Company's executives with the Company's performance.

    TAX DEDUCTIBILITY COMPENSATION. During 1993, the Internal Revenue Code of 1986 was amended by adding a new Section 162(m), which denies a tax deduction to a publicly held corporation for compensation paid to its Chief Executive Officer and its other four most highly compensated officers to the extent any such compensation exceeds $1 million in a taxable year after 1993. Such denial of tax deductibility is subject, however, to an exception for "performance-based compensation." The Internal Revenue Service has issued regulations purporting to interpret and implement the provisions of Section 162(m).

    Mr. Lemieux is the only executive whose compensation under the Company's cash compensation plans is potentially subject to the provisions of Section 162(m). Mr. Lemieux has elected, pursuant to a deferred compensation plan previously approved by the Committee, to defer until his retirement an amount of his potential incentive compensation for 1997 such that his total compensation will not in any event exceed the $1 million deductibility limit in 1997.

                                          Michael W. Michelson, Chairman

                                          Edward A. Gilhuly

                                          James H. Greene, Jr.

PERFORMANCE GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN
               AMONG OWENS-ILLINOIS, S&P 500 AND PACKAGING GROUP

   210-  .........................................
   200-
   190-
   180-
   170-
   160-          [LINE GRAPH OF THE VALUES
   150-        CONTAINED IN THE TABLE BELOW,
   140-       AT THE VARIOUS DATES INDICATED]
   130-
   120-
   110-
   100-
    90-
    80-  .........................................
      '91          '92      '93      '94      '95      '96
---------------------------------------------------------------------
                  1991     1992     1993     1994     1995     1996
                 -------  -------  -------  -------  -------  -------
Owens-Illinois.  $100.00  $ 83.33  $103.13  $ 91.67  $120.83  $189.58
                 -------  -------  -------  -------  -------  -------
S&P 500........  $100.00  $107.62  $118.46  $120.03  $165.13  $203.05
                 -------  -------  -------  -------  -------  -------
Packaging
 Group.........  $100.00  $110.37  $115.14  $123.86  $145.87  $179.89
                 -------  -------  -------  -------  -------  -------

    The above graph compares the performance of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a packaging group consisting of companies with lines of business or product end uses comparable to those of the Company for which market quotations are available.

    The packaging group consists of: Aluminum Co. of America, Aptargroup Inc., Avery Dennison Corp., Ball Corp., Bemis Co., Chesapeake Corp., Continental Can, Crown Cork & Seal Co., Johnson Controls Inc., Kerr Group Inc., Liqui-Box Corp., The Mead Corp., Multi-Color Corp., Owens-Illinois Inc., Reynolds Metals Co., Sealed Air Corp., Sealright Co., Sonoco Products Co., Tredegar Industries, U.S. Can Co., Vitro Sociedad Anomina (ADSs), and through the dates market quotations ceased to be available due to acquisition, Engraph Inc., Heekin Can Inc., Lawson Mardon Group Ltd Class A, and Van Dorn Co.

    The comparison of total return on investment for each period is based on the change in market value of the stock, including additional shares assumed purchased through reinvestment of dividends, if any.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 17, 1997 (except as otherwise noted in the footnotes below) by each beneficial owner of more than five percent of the Company's outstanding Common Stock, each of the Company's directors and nominees for director, each of the named executive officers and all directors and executive officers of the Company as a group.

                                   NUMBER OF
                                     SHARES
       NAME AND ADDRESS           BENEFICIALLY
     OF BENEFICIAL OWNER            OWNED(1)        PERCENTAGE
------------------------------  ----------------   ------------
KKR Associates, L.P.(2).......     36,000,000             29.4%
  9 West 57th Street
  New York, New York 10019
FMR Corp.(3)..................     16,147,530             13.4
  82 Devonshire Street
  Boston, Massachusetts 02109
Trust for Owens-Illinois
  Hourly Retirement Plan......      8,880,785              7.2
  200 Newport Avenue--7N
  North Quincy, Massachusetts
  02171
Trust for Owens-Illinois
  Salary Retirement Plan......      8,303,839              6.8
  515 Flower Street, Suite
  2800
  Los Angeles, California
  90071
Neuberger & Berman(4).........      8,586,244              7.0
  605 Third Avenue
  New York, New York 10158
Joseph H. Lemieux(1)..........        676,190(5)           0.5
Lee A. Wesselmann(1)..........        147,938(5)           0.1
Robert J. Dineen(1)...........         22,736          --
Edward A. Gilhuly.............          5,000          --
James H. Greene, Jr.(2).......       --                --
Henry R. Kravis(2)............       --                --
Robert J. Lanigan(1)..........        353,278              0.3
Robert I. MacDonnell(2).......       --                --
John J. McMackin, Jr.(1)......         23,421          --
Michael W. Michelson(2)(6)....         20,000          --
George R. Roberts(2)..........       --                --
Terry L. Wilkison(1)..........        115,133(5)           0.1
R. Scott Trumbull(1)..........        106,343(5)           0.1
Thomas L. Young(1)............         97,649(5)           0.1
All directors and executive
  officers as a group (other
  than as set forth in
  relation to KKR Associates,
  L.P.) (23 persons)..........      2,169,816(5)           1.8

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(FOOTNOTES FOR PRECEDING PAGE)

------------------------

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes: all currently exercisable options granted to Messrs. Lemieux, Wesselmann, Dineen, Lanigan, McMackin, Wilkison, Trumbull and Young. The number of shares beneficially owned includes 304,056 shares subject to options granted to Mr. Lemieux; 76,750 shares subject to options granted to Mr. Wesselmann; 13,636 shares subject to options granted to Mr. Dineen; 75,000 shares subject to options granted to Mr. Lanigan; 13,793 shares subject to options granted to Mr. McMackin; 66,250 shares subject to options granted to Mr. Wilkison; 2,500 shares subject to options granted to Mr. Trumbull; 58,750 shares subject to options granted to Mr. Young; and 945,579 shares subject to options granted to all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.).

(2) Shares shown as owned by KKR Associates, L.P. are owned of record by three limited partnerships of which KKR Associates, L.P. is the sole general partner and as to which it possesses sole voting and investment power. KKR Associates is a limited partnership of which Henry R. Kravis, George R. Roberts, Robert I. MacDonnell, Michael W. Michelson, James H. Greene, Jr., Edward A. Gilhuly (all directors of the Company), Paul E. Raether, Michael
    T. Tokarz, Perry Golkin, Clifton S. Robbins, and Scott Stuart are the general partners. Such persons may be deemed to share beneficial ownership of the shares shown as owned by KKR Associates, L.P. The foregoing persons disclaim beneficial ownership of such shares of the Company.

(3) The Company has received a Schedule 13G filed by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company with respect to the shares of Common Stock identified as owned as of December 31, 1996 and in which such reporting persons assert dispositive and/or voting power with respect to portions or all of such shares as a result of their direct or indirect investment advisory relationship to, or ownership interest in, various investment companies, institutional accounts or investment advisers which own such shares. The Company has not attempted to independently verify any of the foregoing information which is based solely on the information contained in the Schedule 13G.

(4) The Company has received a Schedule 13G filed by Neuberger & Berman with respect to the shares of Common Stock identified as owned as of December 31, 1996 and in which such entity asserts that it shares dispositive power or, in some cases, has sole or shared voting power with respect to such shares, but that the economic ownership interest belongs to many unrelated clients of such entity. The Company has not attempted to independently verify any of the foregoing information, which is based solely on the information contained in the Schedule 13G.

(5) The table includes the number of shares of Common Stock that Joseph H. Lemieux, Lee A. Wesselmann, Terry L. Wilkison, R. Scott Trumbull, Thomas L. Young and all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.) held in the Stock Purchase and Savings Program as of February 28, 1997.

(6) Does not include 3,000 shares of Common Stock held in an irrevocable trust created by Mr. Michelson for the benefit of his children with respect to which Mr. Michelson disclaims any beneficial ownership.

                                   PROPOSAL 2
                          APPROVAL OF AN AMENDMENT TO
               THE SECOND AMENDED AND RESTATED STOCK OPTION PLAN
                   FOR KEY EMPLOYEES OF OWENS-ILLINOIS, INC.

PROPOSED AMENDMENT

    Upon the recommendation of the Compensation Committee, the Board of Directors has adopted, subject to share owner approval, an amendment to the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (the "Restated Plan"). The amendment provides for changes in the Restated Plan which (1) allow the Compensation Committee to grant additional options if an optionee elects to pay the exercise price of an outstanding option or to satisfy tax withholding obligations upon option exercise by tendering or relinquishing shares to the Company, (2) will add back shares tendered or relinquished to pay the exercise price of an option or to satisfy tax withholding for purposes of the limit on the number of shares available to be issued under the Restated Plan, and (3) conform certain provisions of the Restated Plan to the recent amendments to Rule 16b-3 under the Securities Exchange Act of 1934.

    The complete text of the amendment to the Restated Plan appears as Appendix A to this Proxy Statement. While the amendment is summarized herein, such summary is in all respects subject to the complete text of the amendment contained in Appendix A.

SUMMARY OF CURRENT PLAN

    SHARES SUBJECT TO PLAN. The Restated Plan provides for the granting of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") covering an aggregate of 7,488,762 shares of Common Stock. If any option expires or is cancelled without exercise, the shares covered thereby may be subject to the grant of future options.

    ELIGIBILITY. Any key employee of the Company or of any parent or subsidiary is eligible to be granted options under the Restated Plan. As of the date hereof, approximately 450 employees are eligible to participate in the Restated Plan.

    EXERCISE PRICE. Each option shall have an exercise price of not less than 100% or, in the case of an ISO granted to an individual owning more than 10% of the combined voting power of the Company, 110% of the Fair Market Value (as defined in the Restated Plan) of such shares on the date the option is granted. As long as the Common Stock is listed on the New York Stock Exchange, the Fair Market Value of the Common Stock generally will be the closing price on such exchange of the Common Stock at the end of the business day preceding the date of grant.

    ADMINISTRATION. The Restated Plan is administered by the Compensation Committee, which is responsible for determining the persons to whom options shall be granted, the number of shares to be subject to such options (subject to an award limit of 250,000 options that may be granted in any given year to a single optionee) and the other terms and conditions of the options, including the terms on which such options shall become exercisable, subject to certain limitations set forth in the Restated Plan.

    TERMS OF OPTIONS. Each option granted pursuant to the Restated Plan will expire no later than ten years, or in the case of NQSOs, ten years and one day, or, in the case of an ISO granted to an individual owning more than 10% of the combined voting power of the Company, five years from the date the option was granted. The Compensation Committee may grant options that are (a) not transferable except by will or pursuant to the applicable laws of descent and distribution upon death of the optionee or (b) transferable only by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, or
(ii) a trust for the benefit of such persons. The terms of the options granted under the Restated Plan will be provided in separate stock option agreements.

    PAYMENT FOR SHARES. Upon the exercise of any option, the purchase price of Common Stock must be paid in full in cash or, in certain circumstances, with shares of Common Stock owned by the optionee or issuable to the optionee upon exercise of the option, or a promissory note of the optionee, or a combination of such forms of consideration as provided in the Restated Plan. Each share received by the Company in payment of the purchase price will be valued at its Fair Market Value on the date of exercise. When the per share value of the Common Stock received is higher than the per share exercise price of an option, it is possible that a participant may exercise the full amount of his option without any cash payment of the exercise price.

    CHANGE IN COMMON STOCK. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the Restated Plan and by each outstanding option, and the exercise price per share, shall be adjusted (such adjustments with respect to outstanding shares shall be made proportionately).

    AMENDMENT AND TERMINATION. The Restated Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Compensation Committee. However, certain provisions of the Restated Plan may not be amended or modified without share owner approval. These provisions include the provisions respecting the maximum number of shares which may be issued on exercise of options, the award limit, eligibility requirements for receipt of grants, minimum option price requirements for receipt of grants, minimum option price requirements and extending the period during which the Restated Plan is in effect.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a general summary of the material federal income tax consequences to the Company and to participants in the Restated Plan. The Restated Plan is not a qualified pension, profit-sharing or stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") or an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. This discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change.

    NON-QUALIFIED STOCK OPTIONS. Participants who are granted a NQSO (including an Additional Option which is a NQSO) do not recognize income as a result of the grant of a NQSO but normally recognize compensation taxable at ordinary income rates upon the NQSO's exercise to the extent that the Fair Market Value of the shares on the date of the exercise of the NQSO exceeds the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion. The Company generally will also be required to withhold taxes on ordinary income realized by the participant at the time of such inclusion.

    INCENTIVE STOCK OPTIONS. Participants who are granted an ISO (including an Additional Option which is an ISO) will not be considered to have received taxable income upon the grant of an ISO or its exercise; however, generally the amount by which the Fair Market Value of the shares at the time of exercise exceeds the option price will be included in the participant's alternative minimum taxable income upon exercise unless the stock acquired is not transferable or is subject to a substantial risk of forfeiture, in which case no amount is included in alternative minimum taxable income until the stock is transferable or there is no longer a substantial risk of forfeiture. If an ISO is disposed of in the same year it is exercised, and the amount realized is less than the stock's Fair Market Value at the time of exercise, the amount includible in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer's basis in such stock.

    Upon the sale or other taxable disposition of shares of Common Stock acquired upon the exercise of an ISO, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise. If shares of Common Stock acquired upon the exercise of an ISO are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the ISO exercise price and the Fair Market Value of the shares of Common Stock on the date of the ISO's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an ISO are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the Fair Market Value of the shares at the date of exercise, the participant's ordinary income is limited to the excess (if any) of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a tax deduction in regards to an ISO only to the extent that the participant has ordinary income upon sale or other disposition of the shares.

    EFFECT OF 1993 OMNIBUS BUDGET RECONCILIATION ACT ON THE RESTATED
PLAN. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, share owners. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the Fair Market Value of the stock subject to the award on the grant date).

    It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations to qualify the compensation paid thereunder for deductibility to the extent the limitations necessary to obtain such deductibility are not inconsistent with the Company's overall compensation policies and goals.

REASONS FOR AMENDMENT

    The amendment provides that the Company may grant additional options ("Additional Options") to eligible employees, in a form commonly referred to as "reload options." The purpose of the Additional Options is to encourage ownership and retention of the Company's Common Stock by key employees by providing for the grant of a new option with respect to shares tendered or relinquished in payment of the exercise price of an outstanding option. Also, Additional Options may be granted with respect to shares tendered or relinquished in payment of the amount to be withheld under federal, state and local income tax laws in connection with the exercise of an option to which such Additional Option relates.

    The proposed amendment to the Restated Plan provides that the Compensation Committee may, at or after the date of grant with respect to any outstanding option, grant Additional Options and may establish the terms and conditions of such Additional Options. Pursuant to an Additional Option, the optionee would be granted a new option at the then prevailing market price when shares of the Company's Common Stock are tendered or relinquished in payment of the exercise price of the option to which such Additional Option relates and/or when shares of the Company's Common Stock are tendered or relinquished in payment of the amount to be withheld under federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option relates. The new option granted upon such exercise would be an option to purchase the number of shares not exceeding the sum of (i) the number of shares of the Company's Common Stock tendered or relinquished in payment of the exercise price of an option to which such Additional Option relates and (ii) the number of shares of the Company's Common Stock tendered or relinquished in payment of the amount to be withheld under income tax laws in connection with the exercise of the option to which such Additional Option relates. The amendment provides that the Compensation Committee has the discretion as to setting terms and conditions of the Additional Options subject to the following provisions: (1) the Additional Option exercise price shall be the Fair Market Value, per share, of the shares of the Company's Common Stock, on the date the employee tenders or relinquishes shares of the Company's Common Stock to exercise the Option that has the Additional Option feature and/or tenders or relinquishes shares of the Company's Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option feature and (2) the Additional Option shall have the same termination provisions as the underlying option to which such Additional Option relates.

    In addition, the proposed amendment provides that the number of shares of the Company's Common Stock that may be issued under the Restated Plan will be increased by the number of shares of the Company's Common Stock that are tendered or relinquished to the Company in payment of the exercise price of a stock option or in payment of federal, state and local tax withholding liabilities due upon the exercise.

    Finally, the proposed amendment makes certain other changes to the Plan designed to conform to recent amendments to Rule 16b-3 under the Securities Exchange Act of 1934, including deleting the "window-period" requirement for cashless exercises of options.

    No executive or non-executive officer of the Company effected any option exercise during 1996 by tendering or relinquishing shares in payment of the exercise price or tax withholding liabilities. Accordingly, even if the Restated Plan had the Additional Option feature available and all the options which were exercised during the fiscal year 1996 had contained such feature, no Additional Options would have been granted to officers of the Company during 1996.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the amendment to the Restated Plan. Your Board of Directors recommends a vote FOR approval of the amendment to the Restated Plan.

                                   PROPOSAL 3
                   APPROVAL OF 1997 EQUITY PARTICIPATION PLAN
                            OF OWENS-ILLINOIS, INC.

PROPOSED PLAN

    Upon the recommendation of the Compensation Committee, the Board of Directors has adopted, subject to share owner approval, the 1997 Equity Participation Plan of Owens-Illinois, Inc. (the "1997 Plan"). The 1997 Plan succeeds the Company's Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (the "Restated Plan") which covered 7,488,762 shares of Common Stock and was adopted in its restated form by the Board of Directors and then approved by the share owners in 1994.

    The principal purposes of the 1997 Plan are to provide incentives for key employees of the Company or of any parent or subsidiary through granting of options and restricted stock, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. Under the 1997 Plan, not more than 10,000,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance upon the exercise of options or upon vesting of restricted stock awards. As of March 17, 1997, under the Restated Plan, a total of 3,117,781 shares were subject to outstanding stock options held by approximately 405 key employees and only 1,132,138 shares remained available for the grant of new stock options under the Restated Plan. On March 17, 1997, the closing price of a share of the Company's Common Stock on the New York Stock Exchange was $25.875.

    If any portion of an option terminates or lapses unexercised, or is cancelled upon a grant of a new option (which may be at a higher or lower exercise price than the option so cancelled), the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the 1997 Plan. In addition, the 1997 Plan provides that the number of shares of the Company's Common Stock that may be issued under the 1997 Plan will be increased by the number of shares of the Company's Common Stock that are tendered or relinquished in payment of the exercise price of a stock option or in payment of federal, state and local tax withholding liabilities due upon exercise.

    The complete text of the 1997 Plan appears as Appendix B to this Proxy Statement. While the 1997 Plan is summarized herein, such summary is in all respects subject to the complete text of the 1997 Plan contained in Appendix B.

DESCRIPTION OF THE 1997 PLAN

    SHARES SUBJECT TO PLAN. The 1997 Plan provides for the granting of Incentive Stock Options ("ISOs"), non-qualified stock options ("NQSOs") and restricted stock covering an aggregate of 10,000,000 shares of the Common Stock. If any option expires or is cancelled without exercise, or if restricted stock is forfeited prior to vesting, the shares covered thereby may be subject to the grant of future options or restricted stock.

    ELIGIBILITY. Any key employee of the Company or of any parent or subsidiary is eligible to be granted options or restricted stock under the 1997 Plan. As of the date hereof, approximately 450 employees are eligible to participate in the 1997 Plan.

    EXERCISE PRICE. Each option shall have an exercise price of not less than 100% or, in the case of an ISO granted to an individual owning more than 10% of the combined voting power of the Company, 110% of the Fair Market Value of such shares on the date the option is granted. As long as the Common Stock is listed on the New York Stock Exchange, the Fair Market Value of the Common Stock generally will be the closing price on such exchange of the Common Stock at the end of the business day preceding the date of grant.

    ADMINISTRATION. The 1997 Plan is administered by the Compensation Committee, which is responsible for determining the persons to whom options and restricted stock shall be granted, the number of shares to be subject thereto (subject to an award limit of 500,000 options and shares of restricted stock that may be granted in any given year to a single participant) and the other terms and conditions thereof, including the terms on which options shall become exercisable, subject to certain limitations set forth in the 1997 Plan.

    TERMS OF OPTIONS. Each option granted pursuant to the 1997 Plan will expire no later than ten years, or in the case of NQSOs, ten years and one day, or, in the case of an ISO granted to an individual owning more than 10% of the combined voting power of the Company, five years from the date the option was granted. The Compensation Committee may grant options that are (a) not transferable except by will or pursuant to the applicable laws of descent and distribution upon death of the optionee or (b) transferable only by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, or (ii) a trust for the benefit of such persons. The terms of the options granted under the 1997 Plan will be provided in separate stock option agreements.

    TERMS OF RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the participant has terminated employment prior to the lapse of the restrictions. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse.

    PAYMENT FOR SHARES. The exercise or purchase price of all options and restricted stock must be paid in full in cash or, in certain circumstances, with shares of Common Stock owned by the optionee or issuable to the optionee upon exercise of the option, or a promissory note of the optionee, or a combination of such forms of consideration as provided in the 1997 Plan. Each share received by the Company in payment of the purchase price will be valued at its Fair Market Value on the date of exercise. When the per share value of the Common Stock received is higher than the per share exercise price of an option, it is possible that a participant may exercise the full amount of his option without any cash payment of the exercise price.

    ADDITIONAL OPTIONS. The Company may also grant additional options ("Additional Options") to eligible employees. The purpose of the Additional Options is to encourage ownership and retention of the Company's Common Stock by key employees by providing for the grant of a new option with respect to shares tendered or relinquished in payment of the exercise price of an outstanding option. Also, Additional Options may be granted with respect to shares tendered or relinquished in payment of the amount to be withheld under federal, state and local income tax laws in connection with the exercise of an option to which such Additional Option relates.

    CHANGE IN COMMON STOCK. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the 1997 Plan and by each outstanding option or restricted stock award, and the exercise price per share, shall be adjusted (such adjustments with respect to outstanding shares shall be made proportionately).

    AMENDMENT AND TERMINATION. The 1997 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Compensation Committee. However, certain provisions of the 1997 Plan may not be amended or modified without share owner approval. These provisions include the provisions respecting the maximum number of shares which may be issued on the exercise of options or awarded as restricted stock, the award limit, eligibility requirements for receipt of grants, minimum option price requirements for receipt of grants, minimum option price requirements and extending the period during which the 1997 Plan is in effect.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a general summary of the material federal income tax consequences to the Company and to participants in the 1997 Plan. The 1997 Plan is not a qualified pension, profit-sharing or stock bonus plan under
Section 401(a) of the Code or an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. This discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change.

    NON-QUALIFIED STOCK OPTIONS. Participants who are granted a NQSO (including an Additional Option which is a NQSO) do not recognize income as a result of the grant of a NQSO but normally recognize compensation taxable at ordinary income rates upon the NQSO's exercise to the extent that the Fair Market Value of the shares on the date of the exercise of the NQSO exceeds the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion. The Company generally will also be required to withhold taxes on ordinary income realized by the participant at the time of such inclusion.

    INCENTIVE STOCK OPTIONS. Participants who are granted an ISO (including an Additional Option which is an ISO) will not be considered to have received taxable income upon the grant of an ISO or its exercise; however, generally the amount by which the Fair Market Value of the shares at the time of exercise exceeds the option price will be included in the participant's alternative minimum taxable income upon exercise unless the stock acquired is not transferable or is subject to a substantial risk of forfeiture, in which case no amount is included in alternative minimum taxable income until the stock is transferable or there is no longer a substantial risk of forfeiture. If an ISO is disposed of in the same year it is exercised, and the amount realized is less than the stock's Fair Market Value at the time of exercise, the amount includible in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer's basis in such stock.

    Upon the sale or other taxable disposition of shares of Common Stock acquired upon the exercise of an ISO, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise. If shares of Common Stock acquired upon the exercise of an ISO are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the ISO exercise price and the Fair Market Value of the shares of Common Stock on the date of the ISO's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an ISO are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the Fair Market Value of the shares at the date of exercise, the participant's ordinary income is limited to the excess (if any) of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a tax deduction in regards to an ISO only to the extent that the participant has ordinary income upon sale or other disposition of the shares.

    RESTRICTED STOCK. An employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the Fair Market Value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the Fair Market Value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount.

    EFFECT OF 1993 OMNIBUS BUDGET RECONCILIATION ACT ON THE 1997 PLAN. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the
Code) in any one year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, share owners. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the Fair Market Value of the stock subject to the award on the grant date).

    It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations to qualify the compensation paid thereunder for deductibility to the extent the limitations necessary to obtain such deductibility are not inconsistent with the Company's overall compensation policies and goals. Accordingly, the Board is asking share owners to approve the 1997 Plan in compliance with OBRA requirements. No option grants will become exercisable under the 1997 Plan unless such holders vote to approve the 1997 Plan.

REASONS FOR PROPOSAL

    The Restated Plan currently provides that 7,488,762 shares of Common Stock are authorized for issuance. As of March 17, 1997, approximately 1,132,138 shares remained available for future awards under the Restated Plan. Also on that date, options held by approximately 405 key employees and covering approximately 3,117,781 shares were outstanding under the Restated Plan, of which approximately 2,263,145 were exercisable. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees, thereby continuing to align the interests of such employees with those of the share owners, and that awards under the 1997 Plan are an effective means of providing such compensation. In addition, among other intended uses for restricted stock, the Compensation Committee may provide employees of the Company who participate in the SMIP or PAP with the opportunity to elect to defer all or a portion of their bonus awards thereunder and to receive restricted stock in lieu thereof. The Board recommends that the 1997 Plan be adopted, and that 10,000,000 shares of Common Stock be reserved for issuance on exercise of options and awards or vesting of restricted stock thereunder.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the 1997 Plan. Your Board of Directors recommends a vote FOR approval of the 1997 Plan.

                              GENERAL INFORMATION

AUDITORS

    The Board, upon the recommendation of the Audit Committee, has approved the selection of Ernst & Young LLP as the Company's independent auditors for 1997. Representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

OUTSTANDING STOCK

    An aggregate of 122,664,143 shares of the Company's Common Stock was outstanding at the close of business on March 17, 1997. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. Shares of Common Stock held by the trustee under the Company's 401(k) plans must be voted by the trustee in accordance with written instructions from participants in such plan or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares for which instructions were received from participants. No other securities are entitled to be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

    Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the 1997 Annual Meeting.

SOLICITATION COSTS

    The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board's recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

VOTING PROCEDURES

    The By-laws of the Company (the "By-laws") provide that a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, the holders of which are present in person or represented by proxy, shall constitute a quorum at any Annual Meeting.

    Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable New York Stock Exchange rules or the instrument under which it serves in such capacity, and (iii) the recordholder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

    The By-Laws provide that all matters to come before the Annual Meeting require the approval of the vote of the holders of a majority of the stock present in person or represented by proxy, unless the question is one upon which by express provision of law, or the Certificate of Incorporation, or the By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. On any such matters, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals, however, will be deemed shares not having voting power on such proposals. Accordingly, broker non-votes will not be counted for purposes of determining whether the requisite majority vote has been received in favor of the approval of the benefit plans described herein.

    The By-Laws further provide that all elections shall be had and all questions decided by a plurality vote. Therefore, directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

    If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with management's recommendations on all proposals.

OTHER MATTERS

    Management of the Company does not know of any matter that will be presented for action at the 1997 Annual Meeting other than the election of directors and approval of the other proposals as presented herein. However, if any other matter should be brought to a vote at the meeting, all shares covered by proxies solicited hereby will be voted with respect to such matter in accordance with the proxy holders' discretion.

SECTION 16 BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no reports were required, all of its directors and executive officers made all required filings on time, except that Robert A. Smith, an executive officer of the Company, filed a Form 5 to report gifts to family members of a total of 1,000 shares of the Company's Common Stock 13 days after the date by which it should have been filed.

SHARE OWNER PROPOSALS AND NOMINATIONS FOR 1998 ANNUAL MEETING

    A share owner desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting must deliver the proposal so that it is received by the Company no later than December 1, 1997. The Company requests that all such proposals be addressed to Thomas L. Young, Executive Vice President, General Counsel and Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666, and mailed by certified mail, return receipt requested.

REPORTS TO SHARE OWNERS

    The Company has mailed this Proxy Statement and a copy of its 1996 Annual Report to each share owner entitled to vote at the Annual Meeting. Included in the 1996 Annual Report are the Company's consolidated financial statements for the year ended December 31, 1996.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY SENDING A WRITTEN REQUEST THEREFOR TO OWENS-ILLINOIS, INC., INVESTOR RELATIONS, ONE SEAGATE, TOLEDO, OHIO 43666.

Toledo, Ohio
March 31, 1997

                                                                      APPENDIX A

                                SECOND AMENDMENT
                                       TO
                 SECOND AMENDED AND RESTATED STOCK OPTION PLAN
                   FOR KEY EMPLOYEES OF OWENS-ILLINOIS, INC.

    Pursuant to the authority reserved to the Compensation Committee (the "Committee") of the Board of Directors of Owens-Illinois, Inc. (the "Company") under Section 7.2 of the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (the "Plan"), the Committee hereby amends the Plan as follows:

    1. Article I of the Plan is amended by the addition thereto of a new Section 1.1, to read, in its entirety, as follows:

        SECTION 1.1--ADDITIONAL OPTION

           "Additional Option" means an Option granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option as described in Article VIII.

    2. Article I of the Plan is amended by the addition thereto of a new Section 1.2, to read, in its entirety, as follows:

        SECTION 1.2--ADDITIONAL OPTION FEATURE

           "Additional Option Feature" means a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Article VIII.

    3. Existing Sections 1.1 through 1.24, inclusive, of the Plan are amended by redesignating such Sections as Sections 1.3 through 1.26.

    4. Section 2.1 of the Plan is amended by the addition at the end of the second sentence the following:

        For purposes of determining the number of shares that may be sold under the Plan, such number shall increase by the number of shares of Common Stock tendered or relinquished to the Corporation (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option.

    5. Section 5.3(b)(ii) of the Plan is amended to read, in its entirety, as follows:

        (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

    6. Section 5.3(c) of the Plan is amended to read, in its entirety, as follows:

        (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

    7. Section 5.4 of the Plan is amended by deleting it in its entirety.

    8. Sections 5.5 through 5.7, inclusive, of the Plan are amended by redesignating such Sections as Sections 5.4 through 5.6.

    9. The first sentence of Section 5.6, as redesignated, of the Plan is amended by deleting it in its entirety.

    10. The first sentence of Section 6.1 of the Plan is amended to read, in its entirety, as follows:

        The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board.

    11.The last sentence of Section 6.2 of the Plan is amended to read, in its entirety, as follows:

        In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

    12. The Plan is amended by the addition thereto after the end of Article VII of the following:

                                  ARTICLE VIII
                               ADDITIONAL OPTIONS

SECTION 8.1--ADDITIONAL OPTIONS

    (a) The Committee may, at or after the date of grant of an Option, grant Additional Options. Additional Options may be granted with respect to any outstanding Option.

    (b) If, with the consent of the Committee pursuant to Section 5.3(b)(ii), an Optionee exercises an Option that has an Additional Option Feature by tendering or relinquishing shares of Common Stock and/ or when shares of Common Stock are tendered or relinquished in payment for the amount to be withheld under applicable federal, state and local income tax laws (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

        (i) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock tendered or relinquished as consideration upon the exercise of the Option to which such Additional Option Feature relates and (B) the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option Feature relates;

        (ii) The Additional Option will not have an Additional Option Feature unless the Committee directs otherwise;

       (iii) The Additional Option exercise price shall be 100% of the Fair Market Value per share on the date the employee tenders or relinquishes shares of Common Stock to exercise the Option that has the Additional Option Feature and/or tenders or relinquishes shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature; and

        (iv) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

    13. This Second Amendment shall be effective on or as of the date of its approval by the stockholders of the Company. In all other respects the Plan shall remain in full force and effect as originally adopted.

                                                                      APPENDIX B

                         1997 EQUITY PARTICIPATION PLAN
                                       OF
                              OWENS-ILLINOIS, INC.

    OWENS-ILLINOIS, INC., a Delaware corporation, has adopted the 1997 Equity
Participation Plan of Owens Illinois, Inc. (the "Plan"), effective          ,
1997, for the benefit of its eligible employees. The purposes of this Plan are as follows:

    (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees (as defined hereunder) who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

    (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined hereunder).

                                   ARTICLE I
                                  DEFINITIONS

    Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1--ADDITIONAL OPTION

    "Additional Option" means an Option granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option as described in Article VI.

SECTION 1.2--ADDITIONAL OPTION FEATURE

    "Additional Option Feature" means a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Article VI.

SECTION 1.3--AWARD

    "Award" shall mean an Option or Restricted Stock granted under this Plan.

SECTION 1.4--AWARD LIMIT

    "Award Limit" shall mean 500,000 shares of Common Stock or, as the context may require, Options to acquire 500,000 shares of Common Stock.

SECTION 1.5--BOARD

    "Board" shall mean the Board of Directors of the Company.

SECTION 1.6--CODE

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.7--COMMITTEE

    "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 8.1

SECTION 1.8--COMMON STOCK

    "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.9--COMPANY

    "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.10--DIRECTOR

    "Director" shall mean a member of the Board.

SECTION 1.11--EMPLOYEE

    "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.12--EXCHANGE ACT

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.13--FAIR MARKET VALUE

    "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 1.14--INCENTIVE STOCK OPTION

    "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.15--NON-QUALIFIED OPTION

    "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

SECTION 1.16--OFFICER

    "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as such Rule may be amended in the future.

SECTION 1.17--OPTION

    "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.18--OPTIONEE

    "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

SECTION 1.19--PARENT CORPORATION

    "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.20--PLAN

    "Plan" shall mean this 1997 Equity Participation Plan of Owens-Illinois,
Inc.

SECTION 1.21--RESTRICTED STOCK

    "Restricted Stock" shall mean Common Stock awarded under Article VII of this Plan.

SECTION 1.22--RESTRICTED STOCK AGREEMENT

    "Restricted Stock Agreement" shall mean Restricted Stock Agreement as provided in Section 7.2.

SECTION 1.23--RULE 16B-3

    "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.24--SECRETARY

    "Secretary" shall mean the Secretary of the Company.

SECTION 1.25--SECTION 162(M) PARTICIPANT

    "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

SECTION 1.26--SECURITIES ACT

    "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.27--SUBSIDIARY

    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

SECTION 1.28--TERMINATION OF EMPLOYMENT

    "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or holder of Restricted Stock and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary or (ii) except with respect to an Incentive Stock Option, terminations where the Optionee or holder of Restricted Stock continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any of its subsidiaries has an absolute and unrestricted right to terminate the Optionee's or holder of Restricted Stock's employment at any time for any reason whatsoever, with or without cause.

SECTION 1.29--TRANSFERABLE OPTION

    "Transferable Option" means a Non-Qualified Option which by its terms, as determined by the Committee and set forth in the applicable Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of any one or more of such persons, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

SECTION 1.30--TRANSFEREE

    "Transferee" shall mean any person or entity to whom or to which an Optionee has transferred a Transferable Option.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

SECTION 2.1--SHARES SUBJECT TO PLAN

    (a) The shares of stock subject to Options and awards of Restricted Stock shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or upon any such awards of Restricted Stock shall not exceed 10,000,000. For purposes of determining the number of shares of Common Stock that may be sold under the Plan, such number shall increase by the number of shares tendered or relinquished to the Corporation (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option or award or vesting of Restricted Stock.

    (b) The maximum number of shares which may be subject to Awards granted under the Plan to any Employee in any calendar year shall not exceed the Award Limit.

SECTION 2.2--UNEXERCISED OPTIONS

    If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock is repurchased by the Company or forfeited in connection with a Termination of Employment or otherwise, the number of shares repurchased or forfeited may again be granted hereunder, subject to the limitations of Section 2.1.

SECTION 2.3--CHANGES IN COMPANY'S SHARES

    In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted or which may be granted as Restricted Stock, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and for the grants of Restricted Stock, and of the Award Limit set forth in Section 1.4.

                                  ARTICLE III
                              GRANTING OF OPTIONS

SECTION 3.1--ELIGIBILITY

    Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

SECTION 3.2--QUALIFICATION OF INCENTIVE STOCK OPTIONS

    No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3--GRANTING OF OPTIONS

    (a) The Committee shall from time to time, in its absolute discretion:

        (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

        (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

       (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to:

        (A) such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Options should so qualify; and/or

        (B) such terms and conditions as may be required in order to make a Non-Qualified Option a Transferable Option.

    (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV
                                TERMS OF OPTIONS

SECTION 4.1--OPTION AGREEMENT

    Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such Option to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Option should so qualify. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. Stock Option Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.29 hereof.

SECTION 4.2--OPTION PRICE

    The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

SECTION 4.3--COMMENCEMENT OF EXERCISABILITY

    (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.3(c) and 4.6.

    (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d), 4.6 and 9.4, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), 4.6 and 9.4, accelerate the time at which such Option or any portion thereof may be exercised.

    (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to
Section 4.4(a)(vii) below, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

    (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

SECTION 4.4--EXPIRATION OF OPTIONS

    (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

        (i) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

        (ii) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

       (iii) Except as provided in clauses (iv) through (viii) below, the date of the Optionee's Termination of Employment; or

        (iv) In the case of an Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Employment by reason of his or her disability unless the Optionee dies within said one-year period; or

        (v) In the case of an Optionee who retires after reaching the Company's normal retirement age or who takes early retirement, the expiration of three months from the date of Optionee's Termination of Employment by reason of such retirement, or in the case of any such retiring Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires; or

        (vi) The expiration of one year from the date of the Optionee's death;
    or

       (vii) In the case of an Optionee who is discharged not for good cause, the expiration of three months from the Optionee's Termination of Employment unless the Optionee dies within said three-month period; or

      (viii) In the case of any Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires.

    (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement (as determined by the Committee in accordance with Company policies), total disability (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to
Section 4.4(a)(vii) above, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

SECTION 4.5--CONSIDERATION

    In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6--MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

    Notwithstanding the provisions of Section 9.3, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

SECTION 4.7--NO RIGHT TO CONTINUED EMPLOYMENT

    Nothing in this Plan or in any Non-Qualified Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

SECTION 5.1--PERSONS ELIGIBLE TO EXERCISE

    During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

SECTION 5.2--PARTIAL EXERCISE

    At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3--MANNER OF EXERCISE

    An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

        (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

        (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

            (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) shares of the

       Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

           (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

            (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

        (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

        (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4--CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

    The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

        (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5--RIGHTS AS STOCKHOLDERS

    The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6--TRANSFER RESTRICTIONS

    The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI
                               ADDITIONAL OPTIONS

SECTION 6.1--ADDITIONAL OPTIONS

    (a) The Committee may, at or after the date of grant of an Option, grant Additional Options. Additional Options may be granted with respect to any outstanding Option.

    (b) If, with consent of the Committee pursuant to Section 5.3(b)(ii), an Optionee exercises an Option that has an Additional Option Feature by tendering or relinquishing shares of Common Stock and/or when shares of Common Stock are tendered or relinquished in payment for the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

        (i) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock tendered or relinquished as consideration upon the exercise of the Option to which such Additional Option Feature relates and (B) the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option Feature relates;

        (ii) The Additional Option will not have an Additional Option Feature unless the Committee directs otherwise;

       (iii) The Additional Option exercise price shall be 100% of the Fair Market Value per share on the date the employee tenders or relinquishes shares of Common Stock to exercise the Option that has the Additional Option Feature and/or tenders or relinquishes shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature; and

        (iv) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

                                  ARTICLE VII
                           AWARDS OF RESTRICTED STOCK

SECTION 7.1--AWARD OF RESTRICTED STOCK

    (a) The Committee may from time to time, in its absolute discretion:

        (i) Select from among the key Employees (including Employees who have previously received Options under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

        (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

    (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

    (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

SECTION 7.2--RESTRICTED STOCK AGREEMENT

    Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

SECTION 7.3--RIGHTS AS STOCKHOLDERS

    Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.8, the holder of Restricted Stock shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including voting rights and the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

SECTION 7.4--RESTRICTIONS

    All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the holder of Restricted Stock upon issuance, a holder of Restricted Stock's rights in unvested Restricted Stock shall lapse upon Termination of Employment.

SECTION 7.5--PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS

    (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards of Restricted Stock described in this
Article VII to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (vi) return on equity, (vii) return on invested capital or assets and (viii) cost reductions or savings.

    (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in this Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

SECTION 7.6--REPURCHASE OF RESTRICTED STOCK

    The Committee may provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the holder of Restricted Stock the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment between the holder of Restricted Stock and the Company, at a cash price per share equal to the price paid by the holder of Restricted Stock for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment without cause, or following a change in control of the Company or because of the holder of the Restricted Stock's retirement, death or disability, or otherwise.

SECTION 7.7--TAX WITHHOLDING

    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each holder of Restricted Stock of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Restricted Stock. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such holder of Restricted Stock to elect to have the Company withhold shares of Common Stock otherwise issuable under such award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

SECTION 7.8--ESCROW

    The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

SECTION 7.9--LEGEND

    In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII
                                 ADMINISTRATION

SECTION 8.1--COMPENSATION COMMITTEE

    The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 8.2--DUTIES AND POWERS OF COMMITTEE

    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

SECTION 8.3--MAJORITY RULE

    The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 8.4--COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

    Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE IX
                                OTHER PROVISIONS

SECTION 9.1--OPTIONS NOT TRANSFERABLE

    No Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution.

SECTION 9.2--AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

    The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or awarded as Restricted Stock, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of
Section 4.2, extend the limit imposed in this Section 9.2 on the period during which Awards may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or Section 162(m) of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Award alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the first to occur of the following events:

        (a) The expiration of ten years from the date the Plan is adopted by the Board; or

        (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.3.

SECTION 9.3--ADJUSTMENTS IN OUTSTANDING AWARDS

    In the event that the outstanding shares of Common Stock subject to Awards are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Awards, or portions thereof then unexercised or unvested, shall be exercisable or granted upon any Awards, to the end that after such event the Award holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of an Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Award price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all holders of Awards, the Company and all other interested persons.

SECTION 9.4--APPROVAL OF PLAN BY STOCKHOLDERS

    This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void, provided that the Company will return to the holder of the cancelled Award any purchase price previously paid therefor. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

SECTION 9.5--EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or restricted stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 9.6--TITLES

    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 9.7--CONFORMITY TO SECURITIES LAWS

    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                     [LOGO]

                                   APPENDIX C
                                 FORM OF PROXY
                              OWENS-ILLINOIS, INC.

This Proxy is Solicited on Behalf of the Board of Directors

           The undersigned hereby appoints David G. Van Hooser, Lee A. Wesselmann and Thomas L.
P          Young and each of them, or if more than one is present and acting then a majority
R          thereof, as Proxies with full power of substitution, and hereby authorize(s) them to
O          represent and to vote, as designated below, all shares of common stock of
X          Owens-Illinois, Inc. held of record by the undersigned on March 17, 1997, at the Annual
Y          Meeting of Share Owners to be held on May 14, 1997, or at any adjournment thereof.

      Election of Directors, Nominees:

      Class III: Joseph H. Lemieux, Henry R. Kravis and Michael W. Michelson

    (Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope)

                                                               SEE REVERSE
                                                                   SIDE

              Please mark your
    /X/       votes as in this
              example

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned share owner. If no direction is made, this proxy will be voted FOR the election of the director nominees and FOR proposal numbers 2 and 3.

-------------------------------------------------------------------------------------------------------
    The Board of Directors recommends a vote "FOR" the Proposals.
-------------------------------------------------------------------------------------------------------
                                                FOR         WITHHELD

       1.  Election of Directors FOR            /  /          /  /      WITHHOLD AUTHORITY to
           nominees listed on the reverse                               vote for all nominees listed on
           side (except as marked to the                                reverse side
           contrary).

           (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

       2.  Approval of an Amendment to the Second Amended                 FOR      AGAINST     ABSTAIN
           and Restated Stock Option Plan for Key Employees              /  /        /  /       /  /
           of Owens-Illinois, Inc.

       3.  Approval of 1997 Equity Participation Plan of                  FOR      AGAINST     ABSTAIN
           Owens-Illinois, Inc.                                          /  /        /  /       /  /

       4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

           Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trust or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.

           ----------------------------------------------------------

           Signature

           ----------------------------------------------------------

           Signature, if held jointly                            DATE